GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Sep. 30, 2013
GOODWILL AND OTHER INTANGIBLE ASSETS
GOODWILL AND OTHER INTANGIBLE ASSETS

NOTE 6: GOODWILL AND OTHER INTANGIBLE ASSETS

In connection with the Transaction, MCFC paid the shareholders of Pioneer Funding Inc., (the “Sellers”) approximately $68.8 million in cash and 882,353 shares of MCFC’s common stock. Under the related purchase agreement, MCFC was also required to pay the Sellers an additional $5 million in contingent payments, of which $4 million was contributed to us and $1 million to CBD.  The final contingent payment was made on March 31, 2009.  The total purchase price was $90,229,762.

The fair value assigned to intangible assets acquired and assumed liabilities is supported by valuations using estimates and assumptions provided by management.

We test goodwill for impairment annually and more frequently if events and circumstances indicate that the asset may be impaired and that the carrying value may not be recoverable. Under the provisions of ASC-350, Intangibles — Goodwill and Other, a two-step impairment test is performed on goodwill.  In the first step, we compare the fair value of our reporting unit to its carrying value.  If the fair value of the reporting unit exceeds the carrying value of the net assets assigned to the reporting unit, goodwill is not considered impaired and we are not required to perform further testing. If the carrying value of the net assets assigned to the reporting unit exceeds the fair value of the reporting unit, then we must perform the second step of the impairment test in order to determine the implied fair value of the reporting unit’s goodwill. If upon completing the second step of the impairment test the carrying value of a reporting unit’s goodwill exceeds its implied fair value, then we would record an impairment loss equal to the difference.

Due to the Transaction, we recorded goodwill and amortizable intangible assets in the form of customer, agent and vendor relationships, trade name, technology for the lending system and the value of business acquired.  Goodwill and intangible assets at September 30, 2013 and 2012 are as follows:

	As of and for the Years Ended September 30,
	2013			2012
	Gross		Net	Gross		Net
	Carrying	Accumulated	Carrying	Carrying	Accumulated	Carrying
	Amount	Amortization	Value	Amount	Amortization	Value

Customer relationships	$11,000,000	$(9,600,416)	$1,399,584	$11,000,000	$(8,881,052)	$2,118,948
Agent relationships	700,000	(579,508)	120,492	700,000	(525,464)	174,536
Vendor relationships	1,700,000	(1,408,780)	291,220	1,700,000	(1,275,244)	424,756
Trade name	7,000,000	(5,013,096)	1,986,904	7,000,000	(4,373,880)	2,626,120
Technology	4,000,000	(4,000,000)	—	4,000,000	(3,839,760)	160,240

Total amortizable intangibles	$24,400,000	$(20,601,800)	$3,798,200	$24,400,000	$(18,895,400)	$5,504,600

Goodwill	$31,474,280	$—	$31,474,280	$31,474,280	$—	$31,474,280

Amortization expense was $1.7 million and $2.2 million in fiscal 2013 and fiscal 2012, respectively.  Amortization expense of currently recorded amortizable intangibles is expected to be as follows:

Years Ended	Annual Amortization
September 30,	Expense

2014	1,243,000
2015	1,027,000
2016	847,000
2017	681,200

Total	$3,798,200

Management evaluated goodwill at September 30, 2013, and determined that there was no impairment as the estimated fair value exceeded the carrying value.  There were no impairments of amortizable intangible assets, as of September 30, 2013.